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                                       GUARANTY


                                                            Date:  July 24, 1996



To:  The Sanwa Bank Limited

  I/We, the undersigned Guarantor, shall be jointly and severally liable
(RENTAI HOSHO) with the Obligor with respect to all obligations which the Obligor owes, or may hereafter owe to the Bank pursuant to his transactions with the Bank set forth in Article 1 of the Agreement on Bank Transactions.

  I/We, the undersigned Guarantor, having approved of the "Agreement on Bank Transactions" previously executed and delivered to The Sanwa Bank Ltd. ("Bank") by the undersigned Obligor, hereby agree to the terms and conditions set forth in this Agreement.

ARTICLE 1
  The amount of the guarantee shall be up to Y Five Hundred Million (Say:______________________________)

ARTICLE 2
  The Guarantor shall not set off the deposits or any other credits of the Obligor with the Bank.

ARTICLE 3
  The Guarantor shall not be discharged from his obligations hereunder even if the Bank changes or releases any security or other guarantee at the Bank's convenience.

ARTICLE 4
  If and when the Guarantor performs any obligations under this Agreement, the Guarantor shall not exercise any rights obtained from the Bank by subrogation without the prior approval of the Bank so long as transactions between the Obligor and the Bank continue. Upon the Bank's demand, the Guarantor shall assign such rights and priority to the Bank without compensation.

ARTICLE 5
    1. If the Guarantor has provided the Bank with any other guarantees for the obligations arising from the Obligor's transactions with the Bank, such guarantees shall not be affected in any way by the guarantee given hereunder, and if the Guarantor has provided the Bank with any other guarantees with a limitation in amount, the amount secured hereunder shall be added to such amount.
    2. If the Guarantor provides the Bank with any other guarantee hereafter, the preceding paragraph shall apply mutatis mutandis, and the Guarantor shall raise no objection thereto.
(All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of this Agreement shall be decided in accordance with the Japanese text.)


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              Guarantor Signature:  /s/ William J. Wall
                        ---------------------------------------------------
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 PLEASE
 AFFIX A                Full Name:  William J. Wall
REVENUE                 ---------------------------------------------------
 STAMP
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                        Address:  81 Vista Montana
                                  San Jose, CA 95134
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              Obligor   Signature:
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                        Full Name:
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                        Address:
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                                  For Bank Use Only

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